1 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved RBC Capital Markets Global Financial Institutions Conference Greg D. Carmichael Chairman & Chief Executive Officer March 9, 2022

2 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (45) Fifth Third's ability to meet its sustainability targets, goals and commitments. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s Web site at www.sec.gov or on our Web site at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 27 through 29 of our 4Q21 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

Delivering on our financial commitments

2016 long-term commitments	Select proof points	Select outcomes
1 Differentiating our brand and customer experience	• Momentum Banking • Enhanced mobile app and credit card offering ("Cash/Back") • Better client experience and enhanced innovative Treasury Management offerings (incl. Expert AP/AR) • Digital availability of core deposit products with best-in-class account opening process	✓ Consistent household growth in all markets ✓ Lowest reliance on overdrafts among peer banks with significant consumer operations ✓ **World's Most Ethical Company honoree** ✓ 2021 Responsible CEO of the Year
2 Optimizing the balance sheet	• Reduced Commercial loans and leases by $7BN due to risk/return profile • De-emphasized CRE • Exited businesses and focused on clients with resilient and diversified businesses • Hedging and investment portfolio management to provide long-term NIM protection	✓ Top quartile key credit metrics (NPA/NPL), with historically low charge-offs in FY21 ✓ Lowest concentration of CRE as percentage of total risk-based capital ✓ $15BN in cashflow hedges
3 Driving fee income growth	• Grew and diversified fee revenue to offset rate headwinds • Expanded fee-based capabilities to support commercial verticals through strategic partnerships and acquisitions (incl. H2C, Coker, Bellwether, etc.) • Emphasis on organic growth in capital markets fees supporting commercial verticals • Grew and diversified recurring Wealth & Asset Mgmt. fees	✓ 5% fee revenue CAGR since 2015 ✓ Adjusted fees as a % of total revenue has been above peer median for the past 5 years ✓ All captions comprise of ~20% of total adjusted fee revenue
4 Strategic expense management	• Branch network optimization • Completed several waves of staffing and vendor optimization • Lean process automation and re-engineering underway through 2022 • Ongoing business rationalization • Corporate real estate rationalization	✓ Achieved FY21 positive operating leverage ✓ Achieved $200MM savings in 2021; targeting $125MM savings in 2022 ✓ Top quartile FY21 efficiency ratio

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5 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Consistent household growth over the past several years has accelerated ~15% Historical trend of household growth Year-over-year % change; 2019 and 2020 excludes the impact of MB Financial • In 2021 every Fifth Third market has experienced strong annual growth, driven by: • Southeast +6% (incl. +10% in North Carolina) • Chicago +4% • Midwest ex. Chicago +2% • 2021 attrition rates are ~25% below pre-pandemic 2019 • Successfully growing primary bank accounts at an accelerated pace relative to overall household growth • #8 largest bank in debit spend volume and #1 fastest growing1 • #3 fastest growth in acquiring deposits from primary accounts2 Key highlights 1Nilsen Report data, excludes community bank aggregator; 2Nacha annual rankings of top 50 financial institutions data, published March 30, 2021; defined as growth in ACH (credit receive) transactions with ranking relative to board peers. 6% including MB Financial 1.4% 2.5% 2.4% 3.4% 3.3% 2017 2018 2019 2020 2021

6 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 8% 14% 17% 20% 30% 30% 35% 36% 37% 39% 44% Peer 1 Peer 2 FITB Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 2.3% 2.3% 2.4% 2.6% 2.9% 2.9% 4.0% 4.4% 5.0% 5.7% 5.8% Peer 1 Peer2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 FITB 19% Growing treasury management business while reducing reliance on punitive consumer deposit fees Successfully lowered the percentage of fees generated from consumers over the past several years ~25% ~75% Deposit fees as a % of adjusted fee income2 FY21 Consumer deposit fees Commercial deposit fees 1Source: Regulatory data; Peer group is comprised of Fifth Third’s board approved peers’; 2Full year adjusted total revenue and adjusted fee income are Non-GAAP measures. See reconciliation disclosed in the 4Q21 earnings presentations; 3Based on peers that have a less than 20% consumer loan mix per regulatory filings Further reducing punitive customer deposit fees by eliminating NSF fees by mid 2022 (incorporated into January 2022 guidance) Total deposit fees less consumer (OD, maintenance, and ATM fees) as a % of adjusted total revenue; FY211,2 Overdraft fees as a % of total deposit fees; FY211 Do not have significant consumer operations3 Lowest reliance on overdraft fees among peer banks with significant consumer bank operations Highest percentage of other deposit fees highlight the strength of our Commercial Treasury Management business

7 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 12% 4% 13% 15% 9% 14% 17% 17% 2015 1Full year adjusted noninterest income and full year adjusted total revenue are Non-GAAP measures. See reconciliations disclosed in the 4Q21 & 4Q15 earnings presentations; 2Peer group is comprised of Fifth Third’s board approved peers; Note: subtotals may not foot due to rounding • Growth led by Commercial Banking, Treasury Management, and Wealth & Asset Management • Total adjusted fee revenue accounted for ~40% of total adjusted revenue1 • Adjusted fees as a % of total revenue has been above peer median2 for the past 5 years • Leasing revenue to decline given disposition of LaSalle Solutions (~$45MM annual revenue impact), consistent with other smaller business exits (e.g., 401K recordkeeping, P&C insurance, HSA deposits) to streamline operations and improve operational efficiencies Diversified and growing fee revenues 5% $2.4B $3.2B 11% 10% 13% 14% 5% 9% 19% 20% 2021 Commercial Banking Wealth & Asset Management Mortgage Banking Consumer Deposit Fees Commercial Deposit Fees Card and Processing Leasing business revenue Other Noninterest Income 2015 to 2021 change in noninterest income Adjusted noninterest income1 CAGR (Treasury Management)

8 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 2015 2021 Specialized industry verticals generate distinctive financial results and risk management Healthcare ~$4.0B Energy (incl. Renewables) ~$3.6B Entertainment, Lodging and Leisure ~$1.9B Retail ~$4.5B Technology Media Telecom ~$3.7B Financial Institutions ~$4.5B Commercial Real Estate ~$9.9B Unique value proposition • Strategic advisory for differentiated client experience • Industry specific expertise, insights and tailored solutions • Differentiated financial outcomes and enhanced financial risk management Superior financial performanceIndustry vertical execution strategy 2015 2021 Industry verticals Total fees NCO ratio 0.14% 0.04% Commercial Portfolio ex. Verticals Industry Verticals Industry vertical expertise Asset Based Lending Debt Capital Markets Treasury ManagementFinancial Risk Mgmt. / Hedging M&A Advisory Leveraged Lending Equity Capital Markets $ in billions; loans outstanding as of 12/31/211 1Based on a management reporting basis Period-end Loans Outstanding FY21 Traditional Lending & Leasing 10 bps lower

9 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Midwest ex. Chicago Southeast Chicago Expansion marketsTotal middle market 2020 2021 2022E Focused on growing middle market relationships to improve profitability with strong credit quality Go to market strategy • Strong local leadership and talent with market knowledge • One Bank service and delivery model • Focus on markets with significant growth potential (e.g., economically vibrant with more opportunities) • Community commitment • Dedicated credit teams • Southeast expansion within footprint • Expansion markets (e.g., Texas and California) • Enhanced client offering (full suite of capital markets capabilities, TM, and a renewed focus on secured lending) • Healthcare banking Adding value to clients and portfolio granularity where we have a track record of success Expect continued momentum in middle market business Middle market loan production +10% +5% +6% +13% +27% 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

10 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Balance sheet management focused on long-term outperformance 1 Highly asset sensitive, with continued focus on hedging risks over the long-term 2 Differentiated securities portfolio to provide stability under various rate scenarios 3 Prudent deployment of excess liquidity to generate long-term value 4 Disciplined credit underwriting and client selection

11 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved • Each of the first four 25 bps rate hikes add $120MM - $140MM of annual NII (6 - 7 bps to NIM); each successive rate hike likely to be slightly less impactful given assumed deposit betas • ~80% of rate sensitivity to front-end of yield curve (or ~2/3 excluding excess cash) • $15BN in cashflow hedges; hedge protection through 2024; continue to evaluate long-term risks Highly asset sensitive, with continued focus on hedging risks over the long-term • Excess deposits, as well as growth in stable & operational deposits since the pandemic, support lower betas than past cycles • ~$7BN of indexed deposits (~4% of total) 4Q19 4Q21 4Q19 4Q21 Retail stable deposits Operational deposits 38% 44% ~21% ~13% Prior Fed Cycle (+225 bps) Current Fed Cycle (-225 bps) +200 bps +100 bps F o re c a s t1 H is to ri c a l 1Net interest income and economic value of equity sensitivity modeling assumes a 30% beta in the +100 bps scenario and a 36% beta in the +200 bps scenario; Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures . Deposit betas

12 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved (6%) (5%) (3%) (3%) (2%) (1%) 1% 1% 2% 6% 8% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 FITB 33% 29% 26% 25% 25% 22% 21% 19% 18% 16% 11% 4% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 FITB Peer 6 FITB Peer 7 Peer 8 Peer 9 Peer 10 3% 4% 6% 9% 13% 15% 16% 18% 18% 19% 24% 28% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 FITB Peer 7 FITB Peer 8 Peer 9 Peer 10 • Record deposit growth combined with patient securities positioning has led to significant excess cash position • From onset of pandemic through YE21, investment portfolio balances relatively stable vs. peer median increase of 30%1 • Interest bearing cash of ~$27BN as of 2/28/22 due to QTD investment securities growth of ~$5.5BN • Expect to deploy liquidity through robust organic loan growth opportunities and investment securities • Acquisitions of Provide and Dividend to generate asset growth with IRRs well in excess of other alternatives Prudent deployment of excess liquidity to generate long-term value Interest bearing cash / interest earning assets Securities2 / interest earning assets Total C&I Commitment Growth – 4Q21 vs. 2Q21 4Q21 average balances 4Q21 average balances 1Securities average balances on an amortized cost basis and excludes peers impacted by M&A; 2Securities balances on an amortized cost basis 2/28 quarter-to-date average balances 2/28 quarter-to-date average balances

13 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Differentiated securities portfolio to provide stability under various rate scenarios Consistent securities yield outperformance1 1Source: Regulatory data pulled from S&P Market Intelligence; Peer group is comprised of Fifth Third’s board approved peers; Fifth Third duration is for the taxable available-for-sale debt and other investment securities portfolio; • Added ~$5.5B in securities YTD through 2/28/2022 at ~2.20% yield and effective duration of 5.5 - 6 • ~64% of portfolio remains in bullet/locked out structures FY15 FY16 FY17 FY18 FY19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 FITB Peer Median ~75 bps outperformance from FY15 to FY19 ~100 bps outperformance over past 8 qtrs

Disciplined credit underwriting and client selection

Commercial

- C&I manufacturing portfolio diversified across many subsectors and geographies
- Lowest concentration of CRE as a percentage of total risk-based capital relative to peers; Portfolio managed in a centralized unit focused on large, national developers with sustainable business models
- Highly monitored leveraged lending portfolio balances <$3BN (~2% of total loans vs. ~8% in 2015)
- ~50% of ~$32BN SNC balances are investment grade equivalent borrowers; independently underwrite each transaction
- Criticized assets declined over 50% from COVID peak; C&I crit ratio lowest since 2Q19; SNC criticized ratio[1] more than 50% lower than U.S. banking industry

Consumer

- Prime and super prime focus; WA portfolio FICO of 765
- ~90% of total portfolio secured
- 14 bps year-over-year decline in 30-89 days past due as a % of loans
- Expect indirect auto and specialty originations of ~$11BN in 2022, while maintaining credit standards[2]

[1]Using February 2022 OCC SNC report results and defined as special mention and classified balances as a percent of total commitments; [2]See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q21 earnings release

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15 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Fifth Third value proposition Generating strong relationship growth in all our markets with a focus on our Southeast expansion, and on continually improving the digital experience Diversified and growing fee revenues to support profitability and generate strong returns Investing for long-term outperformance (people, processes, technology) while still delivering strong financial results Focused on deploying capital into organic growth opportunities, paying a strong dividend, non-bank opportunities and share repurchases; Bank acquisitions remain a lower priority Maintaining a disciplined approach to rate and credit risk management Significantly different bank compared to the Fifth Third from a decade ago (credit, capital, management, culture) 1 2 3 4 5

16 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Appendix

17 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 0.9 1.4 4Q20 4Q21 2.6 2.8 4Q20 4Q21 +6% Year-over year growth Digital channel usage and engagement Active digital banking users Digital sales (includes deposits, card, & loans) +56% Year-over year growth 4Q20 4Q21 3x growth Millions Call center call volume Digital mortgage application volume 2.2 2.1 4Q20 4Q21 (6%) Year-over year decline 70% 96% 4Q20 4Q21 Millions 210 257 4Q20 4Q21 Digital banking log-ins +22% Year-over year growth Millions Zelle person-to-person payments $ in billions

ESG priorities and actions

Addressing climate change

- ~$7.3BN in lending and financing to renewable energy projects towards our $8BN goal by 2025[1]
- Recently published second TCFD Report[2]
- Acquiring Dividend Finance, focused on consumer renewable energy solutions
- $500MM Green Bond issued in October 2021
- Continued operational carbon neutrality[3]

Promoting inclusion and diversity

- $2.8BN accelerating racial equality, equity and inclusion initiative
- 40% board diversity[4]
- 59% women; 27% persons of color in workforce
- >99% pay equity for women and minorities
- $88MM Tier 1 diverse supplier spend, ~9% of net addressable spend (up from 7% in 2020)

Keeping the customer at the center

- 99% of banking centers remained open since the start of the pandemic
- 13MM customer outreach calls in 2021
- Momentum Banking, with Extra Time ®, Early Pay and MyAdvance™
- Low reliance on punitive consumer fees, with $16MM overdraft fees avoided with Extra Time ®
- 50,000+ fee-free ATMs

Demonstrating our commitment to employees

- $18 minimum wage per hour since 2019
- Awarded special COVID bonus to 7,500+ eligible front-line employees during pandemic
- Up to 7% 401(k) employer contribution with 84% participation
- MyDay customer recommendation engine
- ~765K hours of training (39 hours average / FTE)

Strengthening our communities

- $180MM Neighborhood Investment Program in nine majority-Black communities
- $1.2BN provided in community development lending and investment
- $41MM in charitable donations to support communities
- ~3MM people educated through our LIFE programs[5]
- ~97K hours of community service and $6MM in employee giving

Fifth Third is committed to maintaining ESG leadership position

Data is for fiscal year 2021, unless otherwise noted; [1]1/1/2012-12/31/2021; [2]Refer to press release ; [3]For Scope 1, Scope 2 and business travel under Scope 3 emissions. Projected full year 2021 CO_2e emissions are based on 2021 year-to-date data as well as historical company data from 2014-2020. Final CO_2e emissions will be made available in 2022 following independent verification; [4]In terms of ethnicity or gender; [5]Since 2004.

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19 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved ESG ratings and recognitions ESG data providers Peer group comprises of Fifth Third’s board approved peers SSGA R-Factor Score Feb 2022 Outperformer Top 10-30% among Commercial Banks S&P Global ESG Score Corporate Sustainability Assessment 73rd Percentile Top quartile among peers MSCI ESG Rating Nov 2021 (last update) A Upgraded 3 notches CSRHub ESG Ranking March 2022 87th Percentile Top quartile among peers CDP Climate Change 2019, 2020, 2021 A- Only peer to earn leadership score 3 years in a row Sustainalytics ESG Risk Rating March 2022 Low Risk Top quartile among peers Third-party recognitions Addressing climate change Promoting inclusion and diversity Demonstrating our commitment to employees Strengthening our communities Keeping the customer at the center 100% Renewable Power Recognized by RE100 in 2021 member progress report Green Power Leadership Award from Environmental Protection Agency BankOn National Certification For Express Banking account as safe and affordable Ranked #1 in COVID Response 2021 Financial Health and Advice from a leading study America’s Best Employer for Diversity Recognized by Forbes in 2021 100% Score Human Rights Campaign Corporate Equality Index for seventh consecutive year Most Responsible Companies Recognized by Newsweek in 2020 and 2021 America’s Best Employer for New Grads Recognized by Forbes in 2021 Responsible CEO of the Year Recognized by 3BL Media for community impact in 2021 World’s Most Ethical Company Recognized by Ethisphere in 2019 and 2021

20 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 35% 52% 40% 35% 34% 32% 32% 31% 33% 35% 0 2 4 6 8 10 12 14 16 18 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2/28/22 Commercial utilization rate $27 $35 $28 $25 $24 $23 $24 $25 $28 $29 36% 47% 38% 33% 32% 31% 31% 31% 33% 35% 0 5 10 15 20 25 30 35 40 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2/28/22 Commercial utilization rate 42% 47% 36% 33% 31% 32% 32% 32% 37% 37% 0 1 2 3 4 5 6 7 8 9 10 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2/28/22 Commercial utilization rate 34% 41% 35% 32% 30% 29% 30% 30% 31% 33% 0 2 4 6 8 10 12 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2/28/22 Commercial utilization rate Commercial revolver rates by portfolio Total Bancorp Regional middle market All other commercialIndustry verticals Outstanding commercial revolving lines of credit Outstanding commercial revolving lines of credit Outstanding commercial revolving lines of creditOutstanding commercial revolving lines of credit ($s in billions) Revolver information shown above by coverage team

21 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 18% 11% 11% 8% 7% 7% 5% 5% 4% 3% 3% 2% 2% 14% Metal Chemical Transportation equipment Machinery Food Computer & Electronic Plastics & Rubber Beverage & tobacco Paper Electrical equipment Nonmetallic mineral Furniture & related Wood Other Exposures by subsector Exposures by industry Diversified commercial loan portfolios C&I Manufacturing Leveraged Lending Shared National Credit Portfolio Exposures by industry Exposures by subsector Commercial Real Estate ~$11BN in balances 1Highly monitored leverage lending definition: commitments > $5M and > 3x Senior debt; 4x total debt (with limited industry variations) 26% 16% 13% 11% 8% 7% 5% 4% 10% Manufacturing Accommodation & Food Communication & Information Business Services Entertainment & Recreation Wholesale Trade Health Care Retail Trade Other <$3BN in balances1 ~$32BN in balances 18% 17% 8% 7%7% 7% 7% 6% 23% Financial services Manufacturing Retail Business services Communication & Information Real Estate Wholesale trade Mining Other 19% 15% 13% 12% 11% 10% 8% 8% 1% 3% Apartment Office Other Income Producing Industrial Retail Other Non-Income Producing Home Builder Hospitality Dormitories Other ~$16BN in balances

22 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 56% 16% 28% Midwest ex. Chicago Chicago Southeast Investing in the Southeast franchise to generate smart scale FITB SE market with a top 5 deposit share Key Southeast MSAs of focus Represents a FITB Southeast retail market for 10+ years Well-positioned for long-term growth $30BN deposits $17BN loans 3K Southeast employees (75% sales) #6 in FITB Southeast MSAs – locations1 1Data sourced from S&P Global Market Intelligence; expected population data is for the 2022-2027 period; US average, Midwest footprint, & Southeast footprint based on weighted average population; 2See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q21 earnings release Reallocating branch network to gain share in high growth markets 4.8% 3.2% Expected population growth1 Current branch optimization strategy Feb-22 FY25 ~50% ~35% ~15% Raleigh Chapel Hill Durham FY254Q17 5 30+ Expected by2 Branch count Significant growth in the Research Triangle US average Entire SE footprint • Targeting ~25 branch openings per year through FY252 • Closed 40 branches in January 2022 Southeast franchise Expected population growth1 +4.7% #9 in Southeast states1 Feb-22 18

Momentum Banking: Unique value proposition

Combining the best of fintech and traditional banks

Early Pay	Free access to payroll, social security income, or other recurring ACH payments up to two days early with direct deposit
Extra Time®	Additional time to make a deposit and avoid overdraft fees (until midnight the following business day)
MyAdvance™	Ability to advance funds against future qualified direct deposits (line starts at $50, up to $1,000)
Free Overdraft Protection	Automatic overdraft protection transfer from savings to checking with no fee
Immediate Funds	Ability to receive instant availability for check deposits
Smart Savings	Automated, algorithm-based savings

~1,100 branch network	50,000+ fee free ATMs	Throughout the U.S.
No monthly service fee	No minimum balance	Savings Goals

Momentum metrics

- ~817K Fifth Third Momentum accounts
- ~75% of new customers are in the 'Young' or 'Working' stage of life, with a median age of 37
- New customer median household income is $50-74K, with 18% earning $100K or more
- ~$9,000 average deposit balance
- Higher new-to-bank primacy rates with better digital adoption than legacy offering

Fifth Third core checking product mix

As of Dec-21



Momentum Banking
~35%
All other products
~65%

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Strategic acquisition of Provide to accelerate growth

Overview

- Provide is the leading fintech in the healthcare practice finance segment
- Closed acquisition of Provide on August 2
- Digital capabilities delivers best-in-class experience and speed to close
- Early-stage high growth firm with over $1 billion in commercial loan originations since inception (2013)
- 3-year relationship with Fifth Third, including Fifth Third equity investment in Provide and client banking partnership
- Fifth Third currently holds ~$0.9B in Provide loans with ~70% deposit penetration and ~45% TM penetration
- Maintaining **Provide's existing** operations but retaining all originations (versus previously selling production)

Post-close update

✓ Origination volume stronger than original business case
  - Expect ~$1.2 billion in production in 2022

✓ Continuing best-in-class transaction speeds and strong deposit and TM penetration

✓ Hiring more sales staff than original business case to support additional growth (including Veterinary practice industry leader)

✓ Added product capabilities, including 15-year term acquisition loans, established practice equity loans, practice start-up loans, Equipment Finance & Project loans

✓ Focused on improving digital experience consistent with other Fifth Third clients

✓ Continue to expect through-the-cycle NCOs in the 0.25 to 0.30% range[2]

Total Addressable Market

By total industry loans[1]


~$1.5T
All retail healthcare
~$900BN
Existing + Adjacent Markets
Primary Care
Specialist Doctors
Chiropractors
Other Healthcare Providers
~$255BN
Existing Markets
Dental
Vision
Veterinary
Provide
2021 origination volume: ~$0.7B

Note: Actual data as-of 01/31/2022; [1]Source: IBISWorld; total addressable market is FY26 expected total debt outstanding by industry; [2]Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

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25 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Dividend Finance overview • Founded in 2013 and headquartered in San Francisco, Dividend Finance is a national tech-enabled point-of-sale finance provider assisting homeowners with the renewable energy transition (solar and home improvement loans) • Dividend pioneered a financing model to improve the outcome for all parties and help accelerate the growth of solar across the U.S. • Leading consumer solar project loan originator with a focus on prime and super-prime borrowers (750 FICO; ~$115K avg. HH income) • Originated $1B loans in 2021 • Robust contractor network; sales and project management solutions • Management team with deep experience in consumer credit, energy, and technology at leading regulated financial services institutions Company overview Origination and market share overview Core market opportunities: Solar Projected market growth: 13% CAGR2 Battery Projected market growth: 70% CAGR2 Energy-efficient home improvement Projected market growth: 6% CAGR2 HVAC Projected market growth: 6% CAGR2 Other home improvement Projected market growth: 5% CAGR2 • Originations in 44 states and D.C. • Nearly $3BN in cumulative funded origination volume (~80% solar and ~20% home improvement) Residential solar Home improvement Total market Lending market Dividend share1 ~8% Lending market Total market Dividend share1 ~1% Lending market Illustrative; 1Dividend share shown as a percentage of lending market; 2See forward-looking statements on page 2 of this presentation; Support for Solar projected market: Wood Mackenzie – US Residential Solar Finance Market Size 2020-2023E; Support for HVAC projected market: Technavio HVAC Market Projection 2021-2025E; Support for energy-efficient home improvement projected market (includes windows, doors, insulation, weatherization, siding, roofing, and exterior trim): Total Contractor Residential Home Improvement Market – Home Improvement Research Institute Reference Guide 2021); Support for Other projected market: Total Contractor Residential Home Improvement Market – Home Improvement Research Institute Reference Guide 2021; Support for Battery: Bloomberg Customer Sited Battery Storage 2020-2024E

26 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved Data Center Modernization Infrastructure Platforms Products & Capabilities Select tech partners Enterprise Data Optimization Network, Infrastructure and Application Resiliency TM Cash Management - Expert AR Mobile Modernization Capital Markets – Client Trade Digital Collections - Katabat Commercial – Digital Client Onboarding Select initiatives • Treasury management upgrades • Core Deposit and Wealth system modernization • ERP and financial system modernization • Cloud maturation • Data center modernization • Lean process automation Examples of mature technology upgrades and capabilities Mortgage Origination – Black Knight; Blend Momentum Banking Technology spend composition Run the Bank Advance the bank Protect the Bank ~35% ~15% ~50% Total technology-related expenses as a % of total adjusted expenses 11% 11% 12% 13% 13% 14% 14% 2015 2016 2017 2018 2019 2020 2021 excludes merger- related expenses Investing in technology to improve our resiliency and better serve our customers

27 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 56% 80% Financial Risk Management (FRM) Strategic Advisory & Investment Banking (incl. M&A) Expanding capital markets capabilities to create value for our clients Growing fees across the Capital Markets business Institutional Brokerage Debt Capital Markets (DCM) FY15 FY21 ~$460 ~$220 $ in millions Enhanced capabilities lead to improved fee growth and opportunities • Produced record capital markets revenue in FY 2021 • Fee growth reflects deliberate expansion of digital capabilities for FX, Debt Capital Markets capabilities, and Fixed Income Trading expansion • Expanded capabilities through strategic partnerships and acquisitions to support commercial verticals (incl. H2C and Coker) • Enhanced capital markets capabilities have resulted in consistent improvement in league table rankings in both high-yield and investment-grade bonds 2018 2021 Consistently improving economic outcomes in DCM businesses Loan Syndication Transactions 13% CAGR 48% CAGR 17% CAGR 3% CAGR 4% CAGR Arranger Other (incl. lead left) 2018 2021 Bond Underwriting Transactions 22% Bookrunner Other (incl. co-manager) 37%

28 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $9 $12 $12 $12 $12 $11 $11 $11 $7 $7 $6 $5 $5 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $12 $15 $15 $15 $15 $14 $14 $14 $10 $10 $9 $8 $5 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Floors Swaps ($3BN @ 2.25% 1-month LIBOR strike) Cash flow hedges continue to protect NIM for next 3+ years1 EOP notional value of cash flow hedges ($ in billions) Cash flow hedges Actual Blended rate of swaps: • 4Q21: 2.79% • 1Q22-4Q22: 2.35% • 1Q23-3Q23: 2.32% • 4Q23-1Q24: 1.89% • 2Q24: 1.71% • 3Q24-4Q24: 1.44% 2 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures; All swaps are receive fixed / pay 1-month LIBOR; 2$3BN floors mature on 12/16/2024

29 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved 1See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q21 earnings release $5.1 $5.2 $4.8 $3.1 $1.8 4Q20 1Q21 2Q21 3Q21 4Q21 Average PPP loan balances Period-end PPP loan balances $4.8 $5.4 $3.7 $2.3 $1.3 4Q20 1Q21 2Q21 3Q21 4Q21 $31 $29 $25 $16 $11 $10 $24 $28 $31 $25 $41 $53 $53 $47 $36 4Q20 1Q21 2Q21 3Q21 4Q21 Other Accelerated fees from forgiveness PPP interest income • Originated $7.3BN in PPP loans across all 3 waves • Projected loan balances1: • FY22 Average Balance: $0.4BN • 4Q22 Average Balance: $0.07BN • Expect FY22 interest income of ~$40MM1 $ in millions $ in billions $ in billions Paycheck Protection Program update

30 Classification: Internal Use© Fifth Third Banc rp | All Rights Reserved $3.6 $2.6 $1.8 $1.2 $0.8 4Q21 1Q22 2Q22 3Q22 4Q22 $32.9 $22.6 $13.0 $8.2 $5.0 4Q21 1Q22 2Q22 3Q22 4Q22 $13.8 $8.6 $5.2 $3.4 $2.4 4Q21 1Q22 2Q22 3Q22 4Q22 Average loan balances • Third-party serviced GNMA forbearance loan purchases: • 4Q20: $2.1BN • 1Q21: $0.6BN • 2Q21: $1.0BN • 3Q21: $0.3BN • 4Q21: $0.7BN • Expect the decline in these loan balances to accelerate in 2022, given the strong underlying credit quality of the portfolio • Expect FY22 NII of ~$50MM compared to ~$115MM in FY21 • Expect FY22 servicing expenses of ~$20MM compared to ~$50MM in FY21 • Relatively minor noninterest income in both FY21 and FY22 • GNMA forbearance projections are incorporated into outlook $ in billions GNMA forbearance loan purchase update1 Net interest income $ in millions Servicing expenses $ in millions actual actual actual 1See forward-looking statements on page 2 of this presentation regarding forward-looking non-GAAP measures and use of non-GAAP measures on pages 27-29 of the 4Q21 earnings release